UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  March 2, 2010
                                                   -----------------------------


                          Pre-Paid Legal Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Oklahoma                        001-09293                73-1016728
--------------------------------------------------------------------------------
(State or other jurisdiction             (Commission             (IRS Employer
       of Incorporation)                 File Number)        Identification No.)


                 One Pre-Paid Way
                      Ada, OK                                    74820
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, Including Area Code       (580) 436-1234
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
                      ---

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors;
--------------------------------------------------------------------------------
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
-------------------------------------------------------------------------------

Resignation of Director

Effective March 2, 2010, Mr. Thomas W. Smith resigned from his position as a director of the Company. Mr. Smith's resignation was not a result of any disagreement, known to the Company, on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Pre-Paid Legal Services, Inc.
                                   ---------------------------------------------
                                                 (Registrant)

Date:    March 3, 2010

                                   By:  /s/ Randy Harp
                                      ------------------------------------------
                                        Randy Harp, Chief Operating Officer